Edward Jones Money Market Fund

PROSPECTUS

April 30, 2002

INVESTMENT SHARES
RETIREMENT SHARES

A money market mutual fund seeking stability of principal and current income consistent with stability of principal by investing in a portfolio of short-term money market instruments.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Serving Individual Investors Since 1871

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 3

What are the Fund's Investment Strategies? 4

What are the Principal Securities in Which the Fund Invests? 5

What are the Specific Risks of Investing in the Fund? 5

What Do Shares Cost? 6

How is the Fund Sold? 6

How to Purchase Shares 7

How to Redeem and Exchange Shares 8

Account and Share Information 10

Who Manages the Fund? 11

Financial Information 12

Report of Ernst & Young LLP, Independent Auditors 24

Board of Trustees and Fund Officers 25

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund's investment objective is stability of principal and current income consistent with stability of principal. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests in a portfolio of short-term U.S. Treasury and government agency securities. These investments include repurchase agreements collateralized fully by U.S. Treasury and government agency securities. The dollar-weighted average maturity of the Fund's portfolio will be 90 days or less.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, even though the Fund is a money market fund that seeks to maintain a stable NAV, it is possible to lose money by investing in the Fund. The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

Historically, the Fund's Investment Shares have maintained a constant $1.00 NAV per Share. The bar chart shows the variability of the Fund's Investment Shares total returns on a calendar year-end basis.

The Fund's Investment Shares are sold without a sales charge (load). The total returns displayed above are based upon NAV.

The Fund's Investment Shares total return for the three month period from January 1, 2002 to March 31, 2002 was 0.30%.

Within the period shown in the bar chart, the Fund's Investment Shares highest quarterly return was 1.45% (quarters ended September 30, 2000 and December 31, 2000). Its lowest quarterly return was 0.43% (quarter ended December 31, 2001).

Average Annual Total Return Table

The following table represents the Fund's Investment Shares Average Annual Total Returns for the calendar periods ended December 31, 2001. Total return information for the Fund's Retirement Shares will be provided after the Fund's Retirement Shares have been in operation for a full calendar year.

Calendar Period	Fund
1 Year	3.39%
5 Years	4.56%
10 Years	4.12%

The Fund's Investment Shares 7-Day Net Yield as of December 31, 2001 was 1.38%. You may call the Fund at 1-800-341-7400 for the current 7-Day Net Yield.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

What are the Fund's Fees and Expenses?

EDWARD JONES MONEY MARKET FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold the Fund's Investment Shares or Retirement Shares.

Shareholder Fees	Investment Shares	Retirement Shares
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[1]	0.41%	0.41%
Distribution (12b-1) Fee	None	None
Shareholder Services Fee	0.25%	0.25%
Other Expenses	0.17%	0.64%
Total Actual Annual Fund Operating Expenses	0.83%	1.30%

1 The maximum management fee is 0.500% of the first $500 million in average daily net assets, 0.475% of the second $500 million in average daily net assets, 0.450% of the third $500 million in average daily net assets, 0.425% of the fourth $500 million in average daily net assets, and 0.400% of average daily net assets in excess of $2 billion.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Investment Shares and Retirement Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Investment Shares and Retirement Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Investment Shares and Retirement Shares operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Investment Shares	$ 85	$265	$460	$1,025

Retirement Shares	$132	$412	$713	$1,568

What are the Fund's Investment Strategies?

The Fund invests primarily in a portfolio of U.S. Treasury and government agency securities maturing in 397 days or less. These investments include repurchase agreements collateralized fully by U.S. Treasury and government agency securities. The dollar-weighted average maturity of the Fund's portfolio will be 90 days or less.

The Fund's investment adviser (Adviser) targets a dollar-weighted average portfolio maturity range based upon its interest rate outlook. The Adviser formulates its interest rate outlook by analyzing a variety of factors, such as:

  current U.S. economic activity and the economic outlook;
  current short-term interest rates;
  the Federal Reserve Board's policies regarding short-term interest rates; and
  the potential effects of foreign economic activity on U.S. short-term interest rates.

The Adviser generally shortens the portfolio's dollar-weighted average maturity when it expects interest rates to rise and extends the maturity when it expects interest rates to fall. The Adviser selects securities used to shorten or extend the portfolio's dollar-weighted average maturity by comparing the returns currently offered by different investments to their historical and expected returns.

What are the Principal Securities in Which the Fund Invests?

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. The following describes the type of fixed income securities in which the Fund may invest.

U.S. Treasury Securities

U.S. Treasury securities are direct obligations of the federal government of the United States.

Government Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.

Repurchase Agreements

Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

Repurchase agreements are subject to credit risks.

What are the Specific Risks of Investing in the Fund?

INTEREST RATE RISK

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Money market funds try to minimize this risk by purchasing short-term securities.

CREDIT RISK

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

What Do Shares Cost?

You can purchase, redeem or exchange Shares any day the New York Stock Exchange (NYSE) is open. The Fund attempts to stabilize the NAV of its Shares at $1.00 by valuing the portfolio securities using the amortized cost method. The Fund cannot guarantee that its NAV will always remain at $1.00 per Share. The Fund does not charge a front-end sales charge. NAV is determined at 12:00 noon and 1:00 p.m. (Eastern Time) and as of the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open.

The required minimum initial investment for Fund Shares is $1,000, except that there is no minimum requirement for those shareholders in the Edward D. Jones & Co. Complete Financial Organization (CFO) Accounts or who have signed an Automatic Collection and Reinvestment Service Agreement.

THE EDWARD JONES CFO ACCOUNTS

This program provides a convenient method for investment by linking your Fund account and the Edward D. Jones & Co. Brokerage Account. As a CFO Account subscriber, you will have a free credit balance in the Brokerage Account and will automatically have this sum invested in your Fund account on a daily basis. CFO Accounts also permit daily, automatic redemption of Fund Shares to satisfy debit balances in your Brokerage Accounts. At present, there is no fee for this service, but Edward D. Jones & Co. reserves the right to charge a fee in the future.

How is the Fund Sold?

The Fund offers two share classes: Investment Shares and Retirement Shares, each representing interests in a single portfolio of securities.

The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to individual, joint, custodial, trust, fiduciary, corporate, partnership, association or proprietorship accounts.

The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc.

How to Purchase Shares

You may purchase Shares by check or wire. Fund Shares purchased before 3:00 p.m. (Eastern time) earn dividends that day. Payment should be made in U.S. dollars and drawn on a U.S. bank.

When payment is made by check, the order is considered received after the check is converted into federal funds by Edward D. Jones & Co. This is normally within two business days of receiving the check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund incurs. Checks originally payable to someone other than you or Edward D. Jones & Co. (third-party checks) are not accepted.

When payment is made by wire with federal funds, the order is considered received immediately. The Fund reserves the right to reject any request to purchase Shares.

BY CHECK

To purchase Shares by check:

  sign the Automatic Collection and Reinvestment Service Agreement;
  complete and sign a checkwriting application;1
  enclose a check for $1,000 or more made payable to Edward D. Jones & Co.; and
  send the check and any completed forms to your local Edward D. Jones & Co. office with instructions that it be invested in the Fund.

BY WIRE

Shares may be purchased with federal funds sent by Federal Reserve or bank wire. This method results in a more rapid investment in Fund Shares. Contact your Edward D. Jones & Co. investment professional before wiring any funds. You cannot purchase Shares by wire on holidays when wire transfers are restricted.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange of shares you own in certain funds advised and distributed by affiliates of Federated Investors, Inc. (Federated Funds). Or, you may purchase shares of certain Federated Funds by exchanging your Fund Shares. Sales charges may apply in purchasing some Federated Funds. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations. Contact Edward D. Jones & Co. directly or Federated Securities Corp. at 1-800-341-7400 for information on and prospectuses for the Federated Funds into which your Shares may be exchanged.

1 This form is available from your Edward D. Jones & Co. investment professional. It is optional but recommended.

RETIREMENT INVESTMENTS

You may purchase Retirement Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your Edward D. Jones & Co. investment professional or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member.

How to Redeem and Exchange Shares

You may redeem or exchange Shares by submitting a request by telephone or by mail to your Edward D. Jones & Co. investment professional.

BY TELEPHONE

You may redeem or exchange Shares by calling your Edward D. Jones & Co. investment professional.

If you call before 3:00 p.m. (Eastern time), your redemption will be mailed to you the same day. You will not receive that day's dividend.

If you call after 3:00 p.m. (Eastern time), your redemption will be mailed to you the following business day. You will receive that day's dividend.

BY MAIL

You may redeem or exchange Shares by mailing a written request to Edward D. Jones & Co. Call your Edward D. Jones & Co. investment professional for specific instructions before redeeming by letter.

Your redemption request will be processed on the day the Fund receives your written request in proper form. Dividends are paid up to and including the day that a redemption request is processed.

All written requests must include:

  Fund Name, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  to allow your purchase to clear;
  during periods of market volatility; or
  when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGES

You may exchange Shares of the Fund into Shares of certain Federated Funds. To do this, you must:

  ensure that the account registrations are identical;
  meet any minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. The Fund's management or Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Federated Funds.

CHECKWRITING

You may request checks to redeem your Investment Shares. Your account will continue to receive the daily dividend declared on the Investment Shares being redeemed until the check is presented for payment. You may not write checks to redeem Investment Shares directly from Federated Shareholder Services Company or to close an account. The checkwriting privilege may be discontinued at any time. For further information, including minimum checkwriting requirements, contact your Edward D. Jones & Co. investment professional.

VISA ACCOUNT

You may establish a VISA account that allows you to redeem Investment Shares with a VISA card or VISA checks. A shareholder with a VISA account may not use the Fund checking account privileges (only one checkwriting option may be chosen). The VISA privilege may be discontinued at any time. For further information, contact your Edward D. Jones & Co. investment professional.

ADDITIONAL CONDITIONS

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

ACCOUNT ACTIVITY

You will receive monthly statements reporting all account activity, including dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares any dividends daily and pays them monthly to shareholders. If you purchase Shares by wire, you begin earning dividends on the second business day after your wire is received. If you purchase Shares by check, you begin earning dividends on the third business day after your check is received.

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, you must maintain a $2,500 average monthly account balance in any month in Investment Shares. Otherwise, Edward D. Jones & Co. will charge you a $3.00 fee for that month. Checkwriting, VISA and CFO Account privileges will be deleted from Investment Share accounts with a zero balance after 90 days. Retirement Share accounts may be subject to the policy in the future.

TAX INFORMATION

Edward D. Jones & Co. sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be primarily dividends. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

Who Manages the Fund?

The Board of Trustees governs the Fund. The Board selects and oversees the Adviser, Passport Research Ltd. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 139 mutual funds and a variety of separate accounts, which totaled approximately $180 billion in assets as of December 31, 2001. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,800 employees. More than 4,000 investment professionals make Federated Funds available to their customers.

ADVISORY FEES

The Adviser receives an annual investment advisory fee based on the Fund's average daily net assets as shown in the chart below.

Average Daily Net Assets	Advisory Fee as Percentage of Average Daily Net Assets
First $500 million	0.500%
Second $500 million	0.475%
Third $500 million	0.450%
Fourth $500 million	0.425%
Over $2 billion	0.400%

Financial Information

FINANCIAL HIGHLIGHTS

Effective April 9, 2001, the Fund added a new class of shares named Retirement Shares. The existing class of Shares was renamed Investment Shares. The following Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years or since inception, as applicable. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, whose report, along with the Fund's audited financial statements, is included in this prospectus.

Financial Highlights--Investment Shares

(For a Share Outstanding Throughout Each Period)

Reference is made to the Report of Ernst & Young LLP, Independent Auditors, on page 24.

Year Ended February 28 or 29	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.03	0.05	0.04	0.05	0.05
Less Distributions:
Distributions from net investment income	(0.03)	(0.05)	(0.04)	(0.05)	(0.05)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	2.75%	5.62%	4.43%	4.63%	4.84%

Ratios to Average Net Assets:

Expenses	0.83%	0.91%	0.94%	0.87%	0.89%

Net investment income	2.75%	5.47%	4.35%	4.50%	4.72%

Supplemental Data:

Net assets, end of period (000 omitted)	$9,722,644	$11,019,037	$8,761,300	$7,671,750	$5,805,434

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Retirement Shares

(For a Share Outstanding Throughout Each Period)

Reference is made to the Report of Ernst & Young LLP, Independent Auditors, on page 24.

Period Ended February 28	2002 [1]
Net Asset Value, Beginning of Period	$1.00
Income From Investment Operations:
Net investment income	0.01
Less Distributions:
Distributions from net investment income	(0.01)

Net Asset Value, End of Period	$1.00

Total Return[2]	1.41%

Ratios to Average Net Assets:

Expenses	1.30%[3]

Net investment income	1.78%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$1,826,666

1 Reflects operations for the period from May 21, 2001 (date of initial public investment) to February 28, 2002.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Portfolio of Investments

February 28, 2002

Principal Amount			Value
		GOVERNMENT AGENCIES--39.4%
$31,000,000	[1]	Federal Farm Credit System Floating Rate Note, 1.670%, 3/1/2002	$30,999,214
40,000,000	[2]	Federal Home Loan Bank System Discount Notes, 4.170% - 4.300%, 3/18/2002 - 3/28/2002	39,886,966
714,000,000	[1]	Federal Home Loan Bank System Floating Rate Notes, 1.570% - 1.740%, 3/2/2002 - 4/21/2002	713,636,306
416,750,000		Federal Home Loan Bank System Notes, 2.200% - 4.500%, 4/4/2002 - 3/4/2003	416,839,097
222,848,000	[2]	Federal Home Loan Mortgage Corp. Discount Notes, 1.800% - 4.310%, 3/7/2002 - 7/18/2002	221,386,129
301,192,000		Federal Home Loan Mortgage Corp. Notes, 2.500% - 6.625%, 5/15/2002 - 3/15/2003	304,949,935
574,000,000	[2]	Federal National Mortgage Association Discount Notes, 1.820% - 4.380%, 4/5/2002 - 2/7/2003	569,004,066
1,533,000,000	[1]	Federal National Mortgage Association Floating Rate Notes, 1.630% - 2.189%, 3/1/2002 - 5/5/2002	1,532,291,163
603,600,000		Federal National Mortgage Association Notes, 2.250% - 6.750%, 7/5/2002 - 2/14/2003	610,772,017
62,500,000	[2]	Student Loan Marketing Association Discount Note, 1.820%, 7/1/2002	62,114,514
53,000,000		Student Loan Marketing Association Note, 3.760%, 7/16/2002	52,991,028

		TOTAL GOVERNMENT AGENCIES	4,554,870,435

		REPURCHASE AGREEMENTS--61.4%[3]
300,000,000		Banc One Capital Markets, Inc., 1.910%, dated 2/28/2002, due 3/1/2002	300,000,000
403,000,000		Bank of America Securities LLC, 1.900%, dated 2/28/2002, due 3/1/2002	403,000,000
37,229,000		Barclays Capital, Inc., 1.880%, dated 2/28/2002, due 3/1/2002	37,229,000
233,000,000		Barclays Capital, Inc., 1.910%, dated 2/28/2002, due 3/1/2002	233,000,000
550,000,000		BNP Paribas Securities Corp., 1.910%, dated 2/28/2002, due 3/1/2002	550,000,000
554,000,000		Countrywide Securities Corp., 1.910%, dated 2/28/2002, due 3/1/2002	554,000,000
226,000,000	[4]	Credit Suisse First Boston Corp., 1.800%, dated 2/12/2002, due 3/5/2002	226,000,000
125,000,000		Deutsche Bank Alex Brown, Inc., 1.880%, dated 2/28/2002, due 3/1/2002	125,000,000
125,000,000		Goldman Sachs & Co., 1.840%, dated 2/28/2002, due 3/1/2002	125,000,000
400,000,000		Goldman Sachs & Co., 1.860%, dated 2/28/2002, due 3/1/2002	400,000,000
300,000,000		Greenwich Capital Markets, Inc., 1.900%, dated 2/28/2002, due 3/1/2002	300,000,000
250,000,000		J.P. Morgan Securities, Inc., 1.880%, dated 2/28/2002, due 3/1/2002	250,000,000
1,241,611,000		Salomon Brothers, Inc., 1.910%, dated 2/28/2002, due 3/1/2002	1,241,611,000
150,000,000		State Street Bank and Trust Co., 1.860%, dated 2/28/2002, due 3/1/2002	150,000,000
Principal Amount			Value
		REPURCHASE AGREEMENTS--continued[3]
$100,000,000	[4]	Warburg Dillon Reed LLC, 1.750%, dated 12/13/2001, due 3/14/2002	$100,000,000
140,000,000	[4]	Warburg Dillon Reed LLC, 1.750%, dated 12/13/2001, due 3/7/2002	140,000,000
115,000,000	[4]	Warburg Dillon Reed LLC, 1.790%, dated 12/19/2001, due 3/19/2002	115,000,000
250,000,000	[4]	Warburg Dillon Reed LLC, 1.800%, dated 2/1/2002, due 5/6/2002	250,000,000
233,000,000	[4]	Warburg Dillon Reed LLC, 1.800%, dated 2/13/2002, due 5/14/2002	233,000,000
233,000,000	[4]	Warburg Dillon Reed LLC, 1.840%, dated 2/21/2002, due 6/28/2002	233,000,000
923,000,000		Warburg Dillon Reed LLC, 1.910%, dated 2/28/2002, due 3/1/2002	923,000,000
200,000,000		Westdeutsche Landesbank Girozentrale, 1.910%, dated 2/28/2002, due 3/1/2002	200,000,000

		TOTAL REPURCHASE AGREEMENTS	7,088,840,000

		TOTAL INVESTMENTS (AT AMORTIZED COST)[5]	$11,643,710,435

1 Floating rate note with current rate and next reset date shown.

2 Discount rate at time of purchase.

3 The repurchase agreements are collateralized fully by U.S. Treasury and government agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

4 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

5 Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($11,549,309,642) at February 28, 2002.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

February 28, 2002

Assets:
Investments in securities	$4,554,870,435
Investments in repurchase agreements	7,088,840,000

Total investments in securities, at amortized cost and value		$11,643,710,435
Cash		24,300,774
Income receivable		17,197,710
Receivable for shares sold		178,141,374

TOTAL ASSETS		11,863,350,293

Liabilities:
Payable for investments purchased	260,904,579
Payable for shares redeemed	44,654,492
Income distribution payable	3,819,518
Accrued expenses	4,662,062

TOTAL LIABILITIES		314,040,651

Net assets for 11,549,309,642 shares outstanding		$11,549,309,642

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Investment Shares:
$9,722,643,621 ÷ 9,722,643,621 shares outstanding		$1.00

Retirement Shares:
$1,826,666,021 ÷ 1,826,666,021 shares outstanding		$1.00

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended February 28, 2002

Investment Income:
Interest		$401,911,960

Expenses:
Investment adviser fee	$46,880,163
Administrative personnel and services fee	8,586,083
Custodian fees	360,521
Transfer and dividend disbursing agent fees and expenses--Investment Shares	7,626,704
Transfer and dividend disbursing agent fees and expenses--Retirement Shares	6,474,155
Directors'/Trustees' fees	85,325
Auditing fees	13,468
Legal fees	8,685
Portfolio accounting fees	764,274
Shareholder services fee--Investment Shares	25,227,835
Shareholder services fee--Retirement Shares	3,291,017
Share registration costs	722,674
Printing and postage--Investment Shares	534,578
Printing and postage--Retirement Shares	664,834
Insurance premiums	11,926
Miscellaneous	32,462

TOTAL EXPENSES		101,284,704

Net investment income		$300,627,256

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended February 28	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$300,627,256	$521,700,608

Distributions to Shareholders:
Distributions from net investment income
Investment Shares	(277,256,090)	(521,700,608)
Retirement Shares	(23,371,166)	--

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(300,627,256)	(521,700,608)

Share Transactions:
Proceeds from sale of shares	45,705,305,854	43,654,323,696
Net asset value of shares issued to shareholders in payment of distributions declared	305,315,748	510,250,084
Cost of shares redeemed	(45,480,348,635)	(41,906,837,317)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	530,272,967	2,257,736,463

Change in net assets	530,272,967	2,257,736,463

Net Assets:
Beginning of period	11,019,036,675	8,761,300,212

End of period	$11,549,309,642	$11,019,036,675

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

February 28, 2002

ORGANIZATION

Edward Jones Money Market Fund (formerly, Edward D. Jones & Co. Daily Passport Cash Trust) (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The investment objective of the Fund is stability of principal and current income consistent with stability of principal.

On April 5, 2001, the Board of Trustees (the "Trustees") approved the Fund's name change to Edward Jones Money Market Fund. On May 21, 2001, a new class of shares known as Retirement Shares became effective and the existing class of shares was designated as Investment Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized as required. Distributions to shareholders are recorded on the ex-dividend date.

As of February 28, 2002, the tax composition of dividends was as follows:

Ordinary income	$300,627,256

Long-term capital gains	--

As of February 28, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,819,518

Undistributed long-term gains	--

Unrealized appreciation	--

At year end, there were no significant differences between the GAAP basis and tax basis of components of net assets.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At February 28, 2002, capital paid-in aggregated $11,549,309,642.

Transactions in shares were as follows:

Year Ended February 28	2002	2001
Investment Shares:
Shares sold	32,642,046,738	43,654,323,696
Shares issued to shareholders in payment of distributions declared	283,053,361	510,250,084
Shares redeemed	(34,221,493,153)	(41,906,837,317)

NET CHANGE RESULTING FROM INVESTMENT SHARE TRANSACTIONS	(1,296,393,054)	2,257,736,463

Period Ended February 28	2002 [1]
Retirement Shares:
Shares sold	13,063,259,116
Shares issued to shareholders in payment of distributions declared	22,262,387
Shares redeemed	(11,258,855,482)

NET CHANGE RESULTING FROM RETIREMENT SHARE TRANSACTIONS	1,826,666,021

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	530,272,967

1 For the period from May 21, 2001 (date of initial public investment) to February 28, 2002.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Passport Research Ltd., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee based on average daily net assets of the Fund as follows: 0.500% on the first $500 million; 0.475% on the second $500 million; 0.450% on the third $500 million; 0.425% on the fourth $500 million; and 0.400% on amounts more than $2 billion.

Adviser's Background

Passport Research, Ltd. is a Pennsylvania limited partnership organized in 1981. Federated Investment Management Company ("FIMCO"), is the general partner of the Adviser and has a 50.5% interest in the Adviser. FIMCO is owned by Federated Investors, Inc. Edward D. Jones & Co. L.P. is the limited partner of the Adviser and has a 49.5% interest in the Adviser.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with certain administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate net assets of all funds advised by subsidiaries of Federated Investors, Inc. subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

Edward D. Jones & Co. L.P. serves as transfer and dividend disbursing agent for the Fund. The fee paid to Edward D. Jones & Co. L.P. is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF EDWARD JONES MONEY MARKET FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Edward Jones Money Market Fund (formerly, Edward D. Jones & Co. Daily Passport Cash Trust) (the "Fund"), as of February 28, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2002 by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Edward Jones Money Market Fund at February 28, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
April 12, 2002

Board of Trustees and Fund Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--six portfolios; CCMI Funds--one portfolio; FirstMerit Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: January 1980	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 EXECUTIVE VICE PRESIDENT AND TRUSTEE Began serving: June 1995

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, Member of Executive Committee, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: August 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: November 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex; Partner, Andersen Worldwide SC (prior to 9/1/97).

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: November 1998

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: November 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: February 1984

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: November 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Other Directorships Held: Director, Walsh & Kelly, Inc. (heavy highway contractor).
..
Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Address Positions Held with Fund	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Susan R. Hill Birth Date: June 20, 1963 VICE PRESIDENT

Susan R. Hill has been the Fund's Portfolio Manager since 1993. She is Vice President of the Fund. Ms. Hill joined Federated in 1990 and has been a Portfolio Manager since 1993 and a Vice President of the Fund's Adviser since 1997. Ms. Hill was a Portfolio Manager and an Assistant Vice President of the Adviser from 1994 until 1997. Ms. Hill is a Chartered Financial Analyst and received an M.S. in Industrial Administration from Carnegie Mellon University.

A Statement of Additional Information (SAI) dated April 30, 2002 is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Semi-Annual Report to shareholders as it becomes available. To obtain the SAI, Semi-Annual Report and other information without charge, and to make inquiries, call your investment professional or the Fund at 1-800-341-7400.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Edward Jones
201 Progress Parkway
Maryland Heights, Missouri 63043
1-800-331-2451

EdwardJones

Investment Company Act File No. 811-2993

Cusip 48019P102
Cusip 48019P201

8032801A (4/02)